Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Fourth Quarter and Full Year 2016 Financial Results
Sets Record Revenue of $10.9 Billion for 2016
HOUSTON, Feb 2, 2017 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2016 fourth quarter net income of $30.8 million, diluted earnings per common share of $1.44, adjusted net income (a non-GAAP measure) of $37.3 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $1.74.
As shown in the attached non-GAAP reconciliation tables, the 2016 fourth quarter adjusted results exclude approximately $6.4 million of net after-tax adjustments, or $0.30 per share, for non-core items. These adjustments primarily consist of non-cash asset impairment charges of approximately $12.8 million after-tax, or $0.59 per share; and severance costs of approximately $1.2 million after-tax, or $0.06 per share. These adjustments were partially offset by gains related to both a settlement with an OEM of approximately $7.3 million after-tax, or $0.34 per share; and real estate and dealership transactions of approximately $0.3 million after-tax, or $0.01 per share.
For the full year of 2016, net income increased 56.5 percent from the comparable prior-year period, to $147.1 million; and diluted earnings per common share increased 71.0 percent, to $6.67. Full year 2016 adjusted net income decreased 1.1 percent, to $163.7 million; and adjusted diluted earnings per common share increased 8.0 percent, to an all-time high of $7.42. Total revenue grew 2.4 percent (4.7 percent on a constant currency basis), to a record $10.9 billion.
“We are pleased with our overall performance in 2016 given the economic and political challenges we faced in each of our regions. Despite those headwinds, we delivered record revenue of $10.9 billion and grew adjusted diluted earnings per share 8 percent to a new, all-time record of $7.42. We closed the year on a strong note, with fourth quarter adjusted EPS growth of 15 percent over last year, reflecting improved new vehicle margins and strong cost control,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “In addition, the progress we delivered on both our cost structure during the fourth quarter and the reduction of our U.S. new vehicle inventory, which ended the Quarter with a 65 day supply, has us well positioned as we enter 2017.”
Consolidated Results for Fourth Quarter 2016 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue was flat at $2.7 billion (2.6 percent).

▪	Total gross profit grew 2.4 percent (4.4 percent), to $389.2 million.

▪
New vehicle revenues decreased 1.7 percent (0.8 percent). New vehicle gross profit improved 3.7 percent (6.4 percent), to $83.1 million. While total new vehicles sales volume decreased, new vehicle gross profit per retail unit (PRU) grew 7.2 percent (10.1 percent), to $1,976.

▪	Retail used vehicle revenues increased 0.8 percent (3.6 percent) on 0.5 percent higher unit sales. Retail used vehicle gross profit decreased 4.1 percent ((2.2) percent), to $39.0 million.

▪
Parts and service gross profit increased 4.4 percent (6.5 percent) on revenue growth of 4.6 percent (6.5 percent). Same Store parts and service gross profit increased 3.6 percent (5.0 percent) on revenue growth of 4.0 percent (5.1 percent). U.S. Same Store parts and service gross profit increased 4.1 percent on revenue growth of 5.1 percent.

▪	Finance and Insurance (F&I) gross profit PRU increased 4.8 percent (6.5 percent), to $1,440. U.S. F&I gross profit PRU increased $129, or 8.5 percent, to an all-time record of $1,644.

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▪
Selling, General and Administrative (SG&A) expenses as a percent of gross profit improved 190 basis points, to 71.7 percent. Adjusted SG&A expenses as a percent of gross profit improved 90 basis points, to 74.4 percent.

Consolidated Results for Full Year 2016 (year-over-year comparable basis)

▪	Total revenue increased 2.4 percent (4.7 percent), to a record $10.9 billion.

▪	Total gross profit grew 4.0 percent (5.7 percent).

▪	New vehicle gross profit increased 3.6 percent (6.2 percent) on 0.7 percent (3.1 percent) higher revenues, as the Company retailed 172,053 new vehicles in 2016.

▪
Retail used vehicle gross profit was 1.7 percent (3.3 percent) higher on a 4.5 percent (6.7 percent) revenue increase, as the Company retailed 129,131 used units in 2016, a 4.0 percent increase over 2015 levels.

▪	Parts and service gross profit rose 5.9 percent (7.7 percent) on 6.3 percent (8.1 percent) higher revenues.

▪	F&I revenues rose 2.9 percent (4.1 percent) on 0.8 percent more retail unit sales; U.S. F&I gross PRU was $1,599, an increase of $74 over 2015.

▪	SG&A expenses as a percent of gross profit increased 30 basis points, to 73.4 percent. Adjusted U.S. SG&A expenses as a percent of gross profit improved 40 basis points, to 71.7 percent.

▪	Operating margin improved 50 basis points to 3.1 percent. Adjusted operating margin remained flat at 3.4 percent.
Segment Results for Fourth Quarter 2016 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 81.2 percent of total revenues and 85.1 percent of total gross profit. Total U.S. revenues were $2.2 billion, a decrease of 4.1 percent, driven by a 6.8 percent decrease in retail new vehicle revenue. While new vehicle sales volume decreased, new vehicle gross profit PRU sold grew $225, or 12.3 percent per unit, to $2,049; and total gross profit of $331.3 million was only down 0.8 percent. New vehicle inventory improved 9 days from third-quarter levels and ended the quarter at 65 days’ supply.
SG&A expenses as a percent of gross profit improved 330 basis points to 68.6 percent and operating margin improved 90 basis points to 3.8 percent. Adjusted SG&A expenses as a percent of gross profit improved 210 basis points, to 71.9 percent. Adjusted operating margin improved 40 basis points to 3.8 percent.\

▪	United Kingdom:
The Company’s U.K. operations accounted for 14.5 percent of total revenues and 11.4 percent of total gross profit. Total U.K. revenues increased 35.9 percent (66.1 percent), to $387.5 million, and gross profit increased 33.3 percent (62.4 percent), to $44.4 million. On a constant currency basis, Same Store total revenue increased 15.1 percent, driven by revenue growth of 21.3 percent in new vehicles, 18.0 percent in F&I, and 7.7 percent in parts and service.
Same Store SG&A expenses as a percent of gross profit increased 90 basis points to 82.6 percent and operating margin decreased 10 basis points to 1.6 percent.

▪	Brazil:
The Company’s Brazilian operations were profitable during the fourth quarter and accounted for 4.3 percent of total revenues and 3.5 percent of total gross profit. The Company’s Same Store new vehicle revenue declined 25.6 percent on a constant currency basis in a continued weak economic environment. Year-to-date, Brazil’s new vehicle industry volumes have declined about 20 percent. On a constant currency basis, fourth quarter Same Store total revenue was down 19.1 percent, as F&I gross profit PRU growth of 19.7 percent partially offset the decline in new and used vehicles.
The Company continues to improve its used vehicle operations in Brazil. On a Same Store constant currency basis, used vehicle retail margins increased 360 basis points to 7.1 percent and total used vehicle gross profit grew 97.3 percent.

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Share Repurchase Authorization
For the full year of 2016, the Company repurchased 2,282,579 shares, or approximately 10 percent of its outstanding common shares, at an average price per common share of $55.90 for a total of $127.6 million. As of February 1, 2017, $22.4 million remains available under the Company’s prior common stock share repurchase authorization.
Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Corporate Development
As previously announced in October 2016, the Company acquired the Ford Basingstoke and Ford Newbury stores in the U.K., which were rebranded as Think Ford Basingstoke and Think Ford Newbury. These franchises are expected to generate approximately $65 million in annualized revenues.
During October 2016, the Company announced the divestiture of the Honda of Van Nuys store in California. Also during the fourth quarter, the Company disposed of Spire Skoda in the U.K. These franchises generated approximately $80 million in trailing-twelve-month revenues.
During 2016, the Company acquired a total of 21 franchises, which are expected to generate an estimated $660 million in annual revenues. The Company disposed of 10 franchises that generated approximately $240 million in trailing-twelve-month revenues.
Subsequently, in January 2017, the Company acquired a BMW motorcycle franchise in the state of Paraná in Brazil. The franchise, which is expected to generate approximately $5 million in annual revenues, will be moved into one of our existing BMW locations to expand dealership scale. On February 1, 2017, the Company disposed of its remaining two Nissan stores in Brazil, which generated approximately $25 million in trailing-twelve-month revenues.
Fourth Quarter 2016 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the fourth quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    6564959
A telephonic replay will be available following the call through February 9, 2017 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10100191

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About Group 1 Automotive, Inc.
Group 1 owns and operates 157 automotive dealerships, 208 franchises, and 38 collision centers in the United States, the United Kingdom and Brazil that offer 31 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES
In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with GAAP. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income and adjusted diluted earnings per share. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, gains and losses on dealership franchise or real estate transactions, and catastrophic weather events such as hail storms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items.

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In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than United States dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

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Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,507,513	$1,533,108	(1.7)
Used vehicle retail sales	651,144	645,844	0.8
Used vehicle wholesale sales	99,774	95,064	5.0
Parts and service	310,966	297,254	4.6
Finance, insurance and other, net	104,235	101,332	2.9
Total revenues	2,673,632	2,672,602	—
COST OF SALES:
New vehicle retail sales	1,424,445	1,452,982	(2.0)
Used vehicle retail sales	612,098	605,137	1.2
Used vehicle wholesale sales	103,754	96,896	7.1
Parts and service	144,154	137,454	4.9
Total cost of sales	2,284,451	2,292,469	(0.3)
GROSS PROFIT	389,181	380,133	2.4
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	279,071	279,785	(0.3)
DEPRECIATION AND AMORTIZATION EXPENSE	13,166	11,798	11.6
ASSET IMPAIRMENTS	20,027	85,606	(76.6)
OPERATING INCOME	76,917	2,944	2,512.7
OTHER EXPENSE:
Floorplan interest expense	(11,189)	(10,216)	9.5
Other interest expense, net	(17,208)	(14,843)	15.9
INCOME (LOSS) BEFORE INCOME TAXES	48,520	(22,115)	319.4
PROVISION FOR INCOME TAXES	(17,692)	(11,272)	57.0
NET INCOME (LOSS)	$30,828	$(33,387)	192.3
Less: Earnings (loss) allocated to participating securities	$1,220	$(1,279)	195.4
Earnings (loss) available to diluted common shares	$29,608	$(32,108)	192.2
DILUTED EARNINGS (LOSS) PER SHARE	$1.44	$(1.41)	202.1
Weighted average dilutive common shares outstanding	20,592	22,718	(9.4)
Weighted average participating securities	858	897	(4.3)
Total weighted average shares outstanding	21,450	23,615	(9.2)

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$6,046,075	$6,001,306	0.7
Used vehicle retail sales	2,757,713	2,638,969	4.5
Used vehicle wholesale sales	401,863	397,251	1.2
Parts and service	1,261,307	1,186,193	6.3
Finance, insurance and other, net	420,654	408,786	2.9
Total revenues	10,887,612	10,632,505	2.4
COST OF SALES:
New vehicle retail sales	5,729,697	5,695,829	0.6
Used vehicle retail sales	2,575,234	2,459,499	4.7
Used vehicle wholesale sales	406,305	399,171	1.8
Parts and service	581,307	544,034	6.9
Total cost of sales	9,292,543	9,098,533	2.1
GROSS PROFIT	1,595,069	1,533,972	4.0
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,170,763	1,120,833	4.5
DEPRECIATION AND AMORTIZATION EXPENSE	51,234	47,239	8.5
ASSET IMPAIRMENTS	32,838	87,562	(62.5)
OPERATING INCOME	340,234	278,338	22.2
OTHER EXPENSE:
Floorplan interest expense	(44,927)	(39,264)	14.4
Other interest expense, net	(67,936)	(56,903)	19.4
INCOME BEFORE INCOME TAXES	227,371	182,171	24.8
PROVISION FOR INCOME TAXES	(80,306)	(88,172)	(8.9)
NET INCOME	$147,065	$93,999	56.5
Less: Earnings allocated to participating securities	$5,869	$3,595	63.3
Earnings available to diluted common shares	$141,196	$90,404	56.2
DILUTED EARNINGS PER SHARE	$6.67	$3.90	71.0
Weighted average dilutive common shares outstanding	21,170	23,152	(8.6)
Weighted average participating securities	886	924	(4.1)
Total weighted average shares outstanding	22,056	24,076	(8.4)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)
	December 31, 2016	December 31, 2015	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$20,992	$13,037	61.0
Contracts in transit and vehicle receivables, net	269,508	252,438	6.8
Accounts and notes receivable, net	173,364	157,768	9.9
Inventories, net	1,651,815	1,737,751	(4.9)
Prepaid expenses and other current assets	34,908	27,376	27.5
Total current assets	2,150,587	2,188,370	(1.7)
PROPERTY AND EQUIPMENT, net	1,125,883	1,033,981	8.9
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,161,639	1,162,503	(0.1)
OTHER ASSETS	23,794	11,862	100.6
Total assets	$4,461,903	$4,396,716	1.5

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,136,654	$1,265,719	(10.2)
Offset account related to floorplan notes payable - credit facility	(59,626)	(110,759)	(46.2)
Floorplan notes payable - manufacturer affiliates	392,661	389,071	0.9
Offset account related to floorplan notes payable - manufacturer affiliates	(25,500)	(25,500)	—
Current maturities of long-term debt and short-term financing	72,419	54,991	31.7
Current liabilities from interest rate risk management activities	3,941	—	100.0
Accounts payable	356,099	280,423	27.0
Accrued expenses	176,469	185,323	(4.8)
Total current liabilities	2,053,117	2,039,268	0.7
5.00% SENIOR NOTES (principal of $550,000 at December 31, 2016 and December 31, 2015, respectively)	540,465	538,933	0.3
5.25% SENIOR NOTES (principal of $300,000 at December 31, 2016 and December 31, 2015, respectively)	295,591	295,156	0.1
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	333,326	317,290	5.1
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	43,427	48,155	(9.8)
DEFERRED INCOME TAXES	161,502	136,644	18.2
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	20,470	31,153	(34.3)
OTHER LIABILITIES	83,805	71,865	16.6
STOCKHOLDERS' EQUITY:
Common stock	257	257	—
Additional paid-in capital	290,899	291,092	(0.1)
Retained earnings	1,053,301	926,169	13.7
Accumulated other comprehensive loss	(146,944)	(137,984)	6.5
Treasury stock	(267,313)	(161,282)	65.7
Total stockholders' equity	930,200	918,252	1.3
Total liabilities and stockholders' equity	$4,461,903	$4,396,716	1.5

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2016 (%)	2015 (%)	2016 (%)	2015 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	4.6	5.7	4.8	6.0
	Georgia	4.5	4.4	4.3	4.5
	Florida	2.8	2.6	2.6	2.1
	New Hampshire	2.0	2.0	1.9	2.0
	New Jersey	1.7	2.2	1.6	2.3
	South Carolina	1.6	1.5	1.4	1.4
	Louisiana	1.5	1.5	1.5	1.6
	Mississippi	1.3	1.3	1.5	1.5
	Alabama	0.9	0.9	0.9	0.8
	Maryland	0.5	0.6	0.5	0.5
		21.4	22.7	21.0	22.7

West	Texas	37.1	39.0	36.5	38.7
	California	8.6	10.0	9.1	9.7
	Oklahoma	6.4	7.5	6.8	7.6
	Kansas	1.7	2.0	1.8	2.1
	Louisiana	0.5	0.6	0.6	0.7
		54.3	59.1	54.8	58.8

International	United Kingdom	18.7	9.9	18.4	10.7
	Brazil	5.6	8.3	5.8	7.8
		100.0	100.0	100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		25.8	26.2	24.9	26.5
BMW/MINI		14.4	12.3	13.5	11.6
Volkswagen/Audi/Porsche		11.2	6.7	11.0	6.9
Ford/Lincoln		10.8	10.9	11.0	11.4
Honda/Acura		8.8	11.0	9.9	10.9
Nissan		7.5	8.1	7.1	8.4
Chevrolet/GMC/Buick/Cadillac		7.0	8.0	7.4	7.6
Mercedes-Benz/smart/Sprinter		4.8	4.9	4.3	4.3
Chrysler/Dodge/Jeep/RAM		3.6	4.4	4.0	4.6
Hyundai/Kia		3.6	5.0	4.2	5.6
Other		2.5	2.5	2.7	2.2
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,207,922	$1,295,513	(6.8)
Used vehicle retail sales	532,913	542,796	(1.8)
Used vehicle wholesale sales	70,954	72,548	(2.2)
Total used	603,867	615,344	(1.9)
Parts and service	266,033	260,974	1.9
Finance, insurance and other, net	93,112	92,645	0.5
Total	$2,170,934	$2,264,476	(4.1)
GROSS MARGIN %:
New vehicle retail sales	5.4	5.0
Used vehicle retail sales	6.2	6.6
Used vehicle wholesale sales	(3.9)	(1.6)
Total used	5.0	5.6
Parts and service	53.8	54.3
Finance, insurance and other, net	100.0	100.0
Total	15.3	14.7
GROSS PROFIT:
New vehicle retail sales	$65,101	$64,947	0.2
Used vehicle retail sales	32,877	35,746	(8.0)
Used vehicle wholesale sales	(2,796)	(1,167)	(139.6)
Total used	30,081	34,579	(13.0)
Parts and service	143,023	141,789	0.9
Finance, insurance and other, net	93,112	92,645	0.5
Total	$331,317	$333,960	(0.8)
UNITS SOLD:
Retail new vehicles sold	31,779	35,605	(10.7)
Retail used vehicles sold	24,866	25,564	(2.7)
Wholesale used vehicles sold	10,115	10,768	(6.1)
Total used	34,981	36,332	(3.7)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$38,010	$36,386	4.5
Used vehicle retail	$21,431	$21,233	0.9
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,049	$1,824	12.3
Used vehicle retail sales	1,322	1,398	(5.4)
Used vehicle wholesale sales	(276)	(108)	(155.6)
Total used	860	952	(9.7)
Finance, insurance and other, net (per retail unit)	$1,644	$1,515	8.5
OTHER:
SG&A expenses	$227,411	$240,001	(5.2)
Adjusted SG&A expenses (1)	$238,227	$247,203	(3.6)
SG&A as % revenues	10.5	10.6
Adjusted SG&A as % revenues (1)	11.0	10.9
SG&A as % gross profit	68.6	71.9
Adjusted SG&A as % gross profit (1)	71.9	74.0
Operating margin %	3.8	2.9
Adjusted operating margin % (1)	3.8	3.4
Pretax margin %	2.7	1.9
Adjusted pretax margin % (1)	2.6	2.3
INTEREST EXPENSE:
Floorplan interest expense	$(10,015)	$(9,622)	4.1
Floorplan assistance	12,201	13,128	(7.1)
Net floorplan income	$2,186	$3,506	(37.6)
Other interest expense, net	$(15,740)	$(13,744)	14.5

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,766,047	$4,989,290	(4.5)
Used vehicle retail sales	2,242,508	2,204,728	1.7
Used vehicle wholesale sales	276,710	289,580	(4.4)
Total used	2,519,218	2,494,308	1.0
Parts and service	1,071,651	1,032,960	3.7
Finance, insurance and other, net	377,756	377,432	0.1
Total	$8,734,672	$8,893,990	(1.8)
GROSS MARGIN %:
New vehicle retail sales	5.1	4.8
Used vehicle retail sales	6.9	7.2
Used vehicle wholesale sales	(1.2)	(0.5)
Total used	6.0	6.3
Parts and service	54.4	54.7
Finance, insurance and other, net	100.0	100.0
Total	15.5	15.1
GROSS PROFIT:
New vehicle retail sales	$242,773	$240,496	0.9
Used vehicle retail sales	155,709	157,652	(1.2)
Used vehicle wholesale sales	(3,439)	(1,334)	(157.8)
Total used	152,270	156,318	(2.6)
Parts and service	582,550	564,701	3.2
Finance, insurance and other, net	377,756	377,432	0.1
Total	$1,355,349	$1,338,947	1.2
UNITS SOLD:
Retail new vehicles sold	130,471	142,256	(8.3)
Retail used vehicles sold	105,754	105,211	0.5
Wholesale used vehicles sold	41,009	44,310	(7.4)
Total used	146,763	149,521	(1.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,530	$35,073	4.2
Used vehicle retail	$21,205	$20,955	1.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,861	$1,691	10.1
Used vehicle retail sales	1,472	1,498	(1.7)
Used vehicle wholesale sales	(84)	(30)	(180.0)
Total used	1,038	1,045	(0.7)
Finance, insurance and other, net (per retail unit)	$1,599	$1,525	4.9
OTHER:
SG&A expenses	$965,139	$958,608	0.7
Adjusted SG&A expenses (1)	$971,908	$964,911	0.7
SG&A as % revenues	11.0	10.8
Adjusted SG&A as % revenues (1)	11.1	10.8
SG&A as % gross profit	71.2	71.6
Adjusted SG&A as % gross profit (1)	71.7	72.1
Operating margin %	3.7	3.6
Adjusted operating margin % (1)	3.9	3.7
Pretax margin %	2.5	2.6
Adjusted pretax margin % (1)	2.7	2.7
INTEREST EXPENSE:
Floorplan interest expense	$(40,444)	$(36,062)	12.2
Floorplan assistance	48,377	49,631	(2.5)
Net floorplan income	$7,933	$13,569	(41.5)
Other interest expense, net	$(62,320)	$(52,277)	19.2
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$222,831	$149,465	49.1	82.1
Used vehicle retail sales	94,403	81,682	15.6	41.3
Used vehicle wholesale sales	27,762	22,013	26.1	54.3
Total used	122,165	103,695	17.8	44.1
Parts and service	33,182	25,200	31.7	60.9
Finance, insurance and other, net	9,314	6,706	38.9	68.9
Total	$387,492	$285,066	35.9	66.1
GROSS MARGIN %:
New vehicle retail sales	6.0	6.4
Used vehicle retail sales	4.8	5.1
Used vehicle wholesale sales	(4.4)	(3.2)
Total used	2.7	3.3
Parts and service	55.8	54.1
Finance, insurance and other, net	100.0	100.0
Total	11.5	11.7
GROSS PROFIT:
New vehicle retail sales	$13,308	$9,506	40.0	69.8
Used vehicle retail sales	4,497	4,172	7.8	31.7
Used vehicle wholesale sales	(1,235)	(699)	(76.7)	(114.4)
Total used	3,262	3,473	(6.1)	15.1
Parts and service	18,532	13,624	36.0	66.2
Finance, insurance and other, net	9,314	6,706	38.9	68.9
Total	$44,416	$33,309	33.3	62.4
UNITS SOLD:
Retail new vehicles sold	7,880	4,293	83.6
Retail used vehicles sold	4,429	3,211	37.9
Wholesale used vehicles sold	3,780	2,678	41.2
Total used	8,209	5,889	39.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$28,278	$34,816	(18.8)	(0.8)
Used vehicle retail	$21,315	$25,438	(16.2)	2.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,689	$2,214	(23.7)	(7.5)
Used vehicle retail sales	1,015	1,299	(21.9)	(4.5)
Used vehicle wholesale sales	(327)	(261)	(25.3)	(51.9)
Total used	397	590	(32.7)	(17.4)
Finance, insurance and other, net (per retail unit)	$757	$894	(15.3)	3.0
OTHER:
SG&A expenses	$39,482	$27,191	45.2	77.2
Adjusted SG&A expenses (1)	$39,137	$27,191	43.9	75.7
SG&A as % revenues	10.2	9.5
Adjusted SG&A as % revenues (1)	10.1	9.5
SG&A as % gross profit	88.9	81.6
Adjusted SG&A as % gross profit (1)	88.1	81.6
Operating margin %	0.8	1.7
Adjusted operating margin % (1)	0.9	1.7
Pretax margin %	0.2	1.3
Adjusted pretax margin % (1)	0.3	1.3
INTEREST EXPENSE:
Floorplan interest expense	$(1,085)	$(587)	84.8	125.9
Floorplan assistance	182	259	(29.7)	(14.0)
Net floorplan expense	$(903)	$(328)	175.3	236.2
Other interest expense, net	$(1,231)	$(796)	54.6	88.6

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$987,538	$641,888	53.8	73.5
Used vehicle retail sales	434,203	351,311	23.6	39.2
Used vehicle wholesale sales	121,747	100,706	20.9	36.2
Total used	555,950	452,017	23.0	38.6
Parts and service	143,362	102,183	40.3	58.4
Finance, insurance and other, net	36,305	24,117	50.5	70.1
Total	$1,723,155	$1,220,205	41.2	59.2
GROSS MARGIN %:
New vehicle retail sales	5.7	6.3
Used vehicle retail sales	5.0	5.2
Used vehicle wholesale sales	(1.0)	(1.1)
Total used	3.7	3.8
Parts and service	55.4	54.8
Finance, insurance and other, net	100.0	100.0
Total	11.2	11.3
GROSS PROFIT:
New vehicle retail sales	$56,655	$40,308	40.6	58.3
Used vehicle retail sales	21,826	18,335	19.0	33.7
Used vehicle wholesale sales	(1,181)	(1,083)	(9.0)	(38.8)
Total used	20,645	17,252	19.7	33.4
Parts and service	79,377	55,969	41.8	60.2
Finance, insurance and other, net	36,305	24,117	50.5	70.1
Total	$192,982	$137,646	40.2	58.0
UNITS SOLD:
Retail new vehicles sold	31,574	18,701	68.8
Retail used vehicles sold	18,830	14,074	33.8
Wholesale used vehicles sold	15,108	11,360	33.0
Total used	33,938	25,434	33.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,277	$34,324	(8.9)	2.7
Used vehicle retail	$23,059	$24,962	(7.6)	4.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,794	$2,155	(16.8)	(6.2)
Used vehicle retail sales	1,159	1,303	(11.1)	—
Used vehicle wholesale sales	(78)	(95)	17.9	(4.4)
Total used	608	678	(10.3)	—
Finance, insurance and other, net (per retail unit)	$720	$736	(2.2)	10.6
OTHER:
SG&A expenses	$158,636	$108,719	45.9	65.1
Adjusted SG&A expenses (1)	$157,730	$108,511	45.4	64.5
SG&A as % revenues	9.2	8.9
Adjusted SG&A as % revenues (1)	9.2	8.9
SG&A as % gross profit	82.2	79.0
Adjusted SG&A as % gross profit (1)	81.7	78.8
Operating margin %	1.6	2.0
Adjusted operating margin % (1)	1.7	2.0
Pretax margin %	1.1	1.5
Adjusted pretax margin % (1)	1.1	1.6
INTEREST EXPENSE:
Floorplan interest expense	$(4,222)	$(2,276)	85.5	110.4
Floorplan assistance	825	843	(2.1)	9.4
Net floorplan expense	$(3,397)	$(1,433)	137.1	169.8
Other interest expense, net	$(5,197)	$(3,135)	65.8	87.3
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$76,760	$88,130	(12.9)	(25.1)
Used vehicle retail sales	23,828	21,366	11.5	(4.2)
Used vehicle wholesale sales	1,058	503	110.3	81.1
Total used	24,886	21,869	13.8	(2.2)
Parts and service	11,751	11,080	6.1	(9.1)
Finance, insurance and other, net	1,809	1,981	(8.7)	(21.7)
Total	$115,206	$123,060	(6.4)	(19.5)
GROSS MARGIN %:
New vehicle retail sales	6.1	6.4
Used vehicle retail sales	7.0	3.7
Used vehicle wholesale sales	4.8	6.8
Total used	6.9	3.8
Parts and service	44.7	39.6
Finance, insurance and other, net	100.0	100.0
Total	11.7	10.5
GROSS PROFIT:
New vehicle retail sales	$4,659	$5,673	(17.9)	(29.4)
Used vehicle retail sales	1,672	789	111.9	82.0
Used vehicle wholesale sales	51	34	50.0	27.2
Total used	1,723	823	109.4	79.7
Parts and service	5,257	4,387	19.8	3.0
Finance, insurance and other, net	1,809	1,981	(8.7)	(21.7)
Total	$13,448	$12,864	4.5	(10.2)
UNITS SOLD:
Retail new vehicles sold	2,372	3,586	(33.9)
Retail used vehicles sold	1,082	1,465	(26.1)
Wholesale used vehicles sold	367	287	27.9
Total used	1,449	1,752	(17.3)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,361	$24,576	31.7	13.2
Used vehicle retail	$22,022	$14,584	51.0	29.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,964	$1,582	24.1	6.7
Used vehicle retail sales	1,545	539	186.6	146.4
Used vehicle wholesale sales	139	118	17.8	(0.5)
Total used	1,189	470	153.0	117.3
Finance, insurance and other, net (per retail unit)	$524	$392	33.7	14.5
OTHER:
SG&A expenses	$12,178	$12,593	(3.3)	(17.1)
Adjusted SG&A expenses (1)	$12,178	$11,847	2.8	(11.8)
SG&A as % revenues	10.6	10.2
Adjusted SG&A as % revenues (1)	10.6	9.6
SG&A as % gross profit	90.6	97.9
Adjusted SG&A as % gross profit (1)	90.6	92.1
Operating margin %	(8.2)	(54.8)
Adjusted operating margin % (1)	0.8	0.6
Pretax margin %	(8.5)	(55.0)
Adjusted pretax margin % (1)	0.5	0.3
INTEREST EXPENSE:
Floorplan interest expense	$(89)	$(7)	1,171.4	877.4
Floorplan assistance	—	—	—	—
Net floorplan expense	$(89)	$(7)	1,171.4	877.4
Other interest expense, net	$(237)	$(303)	(21.8)	(33.1)

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$292,490	$370,128	(21.0)	(17.2)
Used vehicle retail sales	81,002	82,930	(2.3)	2.4
Used vehicle wholesale sales	3,406	6,965	(51.1)	(45.5)
Total used	84,408	89,895	(6.1)	(1.3)
Parts and service	46,294	51,050	(9.3)	(4.2)
Finance, insurance and other, net	6,593	7,237	(8.9)	(5.5)
Total	$429,785	$518,310	(17.1)	(12.9)
GROSS MARGIN %:
New vehicle retail sales	5.8	6.7
Used vehicle retail sales	6.1	4.2
Used vehicle wholesale sales	5.2	7.1
Total used	6.1	4.4
Parts and service	39.0	42.1
Finance, insurance and other, net	100.0	100.0
Total	10.9	11.1
GROSS PROFIT:
New vehicle retail sales	$16,950	$24,673	(31.3)	(27.7)
Used vehicle retail sales	4,944	3,483	41.9	47.0
Used vehicle wholesale sales	178	497	(64.2)	(60.0)
Total used	5,122	3,980	28.7	33.7
Parts and service	18,073	21,489	(15.9)	(10.8)
Finance, insurance and other, net	6,593	7,237	(8.9)	(5.5)
Total	$46,738	$57,379	(18.5)	(14.3)
UNITS SOLD:
Retail new vehicles sold	10,008	13,657	(26.7)
Retail used vehicles sold	4,547	4,868	(6.6)
Wholesale used vehicles sold	1,222	1,556	(21.5)
Total used	5,769	6,424	(10.2)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,226	$27,102	7.8	13.0
Used vehicle retail	$17,814	$17,036	4.6	9.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,694	$1,807	(6.3)	(1.3)
Used vehicle retail sales	1,087	715	52.0	57.4
Used vehicle wholesale sales	146	319	(54.2)	(49.0)
Total used	888	620	43.2	48.8
Finance, insurance and other, net (per retail unit)	$453	$391	15.9	20.3
OTHER:
SG&A expenses	$46,988	$53,506	(12.2)	(7.5)
Adjusted SG&A expenses (1)	$46,342	$52,760	(12.2)	(7.3)
SG&A as % revenues	10.9	10.3
Adjusted SG&A as % revenues (1)	10.8	10.2
SG&A as % gross profit	100.5	93.3
Adjusted SG&A as % gross profit (1)	99.2	92.0
Operating margin %	(2.9)	(12.8)
Adjusted operating margin % (1)	(0.2)	0.6
Pretax margin %	(3.0)	(13.2)
Adjusted pretax margin % (1)	(0.3)	0.1
INTEREST EXPENSE:
Floorplan interest expense	$(261)	$(926)	(71.8)	(67.5)
Floorplan assistance	—	—	—	—
Net floorplan expense	$(261)	$(926)	(71.8)	(67.5)
Other interest expense, net	$(418)	$(1,491)	(72.0)	(70.0)
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,507,513	$1,533,108	(1.7)	0.8
Used vehicle retail sales	651,144	645,844	0.8	3.6
Used vehicle wholesale sales	99,774	95,064	5.0	11.3
Total used	750,918	740,908	1.4	4.6
Parts and service	310,966	297,254	4.6	6.5
Finance, insurance and other, net	104,235	101,332	2.9	4.6
Total	$2,673,632	$2,672,602	—	2.6
GROSS MARGIN %:
New vehicle retail sales	5.5	5.2
Used vehicle retail sales	6.0	6.3
Used vehicle wholesale sales	(4.0)	(1.9)
Total used	4.7	5.2
Parts and service	53.6	53.8
Finance, insurance and other, net	100.0	100.0
Total	14.6	14.2
GROSS PROFIT:
New vehicle retail sales	$83,068	$80,126	3.7	6.4
Used vehicle retail sales	39,046	40,707	(4.1)	(2.2)
Used vehicle wholesale sales	(3,980)	(1,832)	(117.2)	(132.1)
Total used	35,066	38,875	(9.8)	(8.5)
Parts and service	166,812	159,800	4.4	6.5
Finance, insurance and other, net	104,235	101,332	2.9	4.6
Total	$389,181	$380,133	2.4	4.4
UNITS SOLD:
Retail new vehicles sold	42,031	43,484	(3.3)
Retail used vehicles sold	30,377	30,240	0.5
Wholesale used vehicles sold	14,262	13,733	3.9
Total used	44,639	43,973	1.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,867	$35,257	1.7	4.3
Used vehicle retail	$21,435	$21,357	0.4	3.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,976	$1,843	7.2	10.1
Used vehicle retail sales	1,285	1,346	(4.5)	(2.6)
Used vehicle wholesale sales	(279)	(133)	(109.8)	(123.5)
Total used	786	884	(11.1)	(9.9)
Finance, insurance and other, net (per retail unit)	$1,440	$1,374	4.8	6.5
OTHER:
SG&A expenses	$279,071	$279,785	(0.3)	2.2
Adjusted SG&A expenses (1)	$289,542	$286,240	1.2	3.6
SG&A as % revenues	10.4	10.5
Adjusted SG&A as % revenues (1)	10.8	10.7
SG&A as % gross profit	71.7	73.6
Adjusted SG&A as % gross profit (1)	74.4	75.3
Operating margin %	2.9	0.1
Adjusted operating margin % (1)	3.2	3.1
Pretax margin %	1.8	(0.8)
Adjusted pretax margin % (1)	2.2	2.1
INTEREST EXPENSE:
Floorplan interest expense	$(11,189)	$(10,216)	9.5	11.7
Floorplan assistance	12,383	13,387	(7.5)	(7.5)
Net floorplan income	$1,194	$3,171	(62.3)	(69.5)
Other interest expense, net	$(17,208)	$(14,843)	15.9	17.5

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$6,046,075	$6,001,306	0.7	3.1
Used vehicle retail sales	2,757,713	2,638,969	4.5	6.7
Used vehicle wholesale sales	401,863	397,251	1.2	5.2
Total used	3,159,576	3,036,220	4.1	6.5
Parts and service	1,261,307	1,186,193	6.3	8.1
Finance, insurance and other, net	420,654	408,786	2.9	4.1
Total	$10,887,612	$10,632,505	2.4	4.7
GROSS MARGIN %:
New vehicle retail sales	5.2	5.1
Used vehicle retail sales	6.6	6.8
Used vehicle wholesale sales	(1.1)	(0.5)
Total used	5.6	5.8
Parts and service	53.9	54.1
Finance, insurance and other, net	100.0	100.0
Total	14.7	14.4
GROSS PROFIT:
New vehicle retail sales	$316,378	$305,477	3.6	6.2
Used vehicle retail sales	182,479	179,470	1.7	3.3
Used vehicle wholesale sales	(4,442)	(1,920)	(131.4)	(146.9)
Total used	178,037	177,550	0.3	1.7
Parts and service	680,000	642,159	5.9	7.7
Finance, insurance and other, net	420,654	408,786	2.9	4.1
Total	$1,595,069	$1,533,972	4.0	5.7
UNITS SOLD:
Retail new vehicles sold	172,053	174,614	(1.5)
Retail used vehicles sold	129,131	124,153	4.0
Wholesale used vehicles sold	57,339	57,226	0.2
Total used	186,470	181,379	2.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,141	$34,369	2.2	4.6
Used vehicle retail	$21,356	$21,256	0.5	2.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,839	$1,749	5.1	7.8
Used vehicle retail sales	1,413	1,446	(2.3)	(0.7)
Used vehicle wholesale sales	(77)	(34)	(126.5)	(146.5)
Total used	955	979	(2.5)	(1.1)
Finance, insurance and other, net (per retail unit)	$1,397	$1,368	2.1	3.3
OTHER:
SG&A expenses	$1,170,763	$1,120,833	4.5	6.5
Adjusted SG&A expenses (1)	$1,175,980	$1,126,182	4.4	6.5
SG&A as % revenues	10.8	10.5
Adjusted SG&A as % revenues (1)	10.8	10.6
SG&A as % gross profit	73.4	73.1
Adjusted SG&A as % gross profit (1)	73.7	73.4
Operating margin %	3.1	2.6
Adjusted operating margin % (1)	3.4	3.4
Pretax margin %	2.1	1.7
Adjusted pretax margin % (1)	2.3	2.5
INTEREST EXPENSE:
Floorplan interest expense	$(44,927)	$(39,264)	14.4	16.0
Floorplan assistance	49,202	50,474	(2.5)	(2.5)
Net floorplan income	$4,275	$11,210	(61.9)	(67.3)
Other interest expense, net	$(67,936)	$(56,903)	19.4	20.6
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,207,486	$1,253,970	(3.7)
Used vehicle retail sales	532,880	527,051	1.1
Used vehicle wholesale sales	70,622	69,223	2.0
Total used	603,502	596,274	1.2
Parts and service	266,012	253,165	5.1
Finance, insurance and other, net	92,661	90,563	2.3
Total	$2,169,661	$2,193,972	(1.1)
GROSS MARGIN %:
New vehicle retail sales	5.4	5.1
Used vehicle retail sales	6.2	6.6
Used vehicle wholesale sales	(3.9)	(1.4)
Total used	5.0	5.7
Parts and service	53.7	54.2
Finance, insurance and other, net	100.0	100.0
Total	15.2	14.8
GROSS PROFIT:
New vehicle retail sales	$64,912	$63,728	1.9
Used vehicle retail sales	32,880	34,963	(6.0)
Used vehicle wholesale sales	(2,748)	(985)	(179.0)
Total used	30,132	33,978	(11.3)
Parts and service	142,892	137,316	4.1
Finance, insurance and other, net	92,661	90,563	2.3
Total	$330,597	$325,585	1.5
UNITS SOLD:
Retail new vehicles sold	31,765	34,175	(7.1)
Retail used vehicles sold	24,864	24,859	—
Wholesale used vehicles sold	10,090	10,277	(1.8)
Total used	34,954	35,136	(0.5)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$38,013	$36,693	3.6
Used vehicle retail	$21,432	$21,202	1.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,044	$1,865	9.6
Used vehicle retail sales	1,322	1,406	(6.0)
Used vehicle wholesale sales	(272)	(96)	(183.3)
Total used	862	967	(10.9)
Finance, insurance and other, net (per retail unit)	$1,636	$1,534	6.6
OTHER:
SG&A expenses	$229,943	$238,889	(3.7)
Adjusted SG&A expenses (2)	$237,970	$238,047	—
SG&A as % revenues	10.6	10.9
Adjusted SG&A as % revenues (2)	11.0	10.9
SG&A as % gross profit	69.6	73.4
Adjusted SG&A as % gross profit (2)	72.0	73.1
Operating margin %	3.7	2.8
Adjusted operating margin % (2)	3.8	3.5

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,691,033	$4,869,109	(3.7)
Used vehicle retail sales	2,203,802	2,155,468	2.2
Used vehicle wholesale sales	270,687	278,909	(2.9)
Total used	2,474,489	2,434,377	1.6
Parts and service	1,054,945	1,006,640	4.8
Finance, insurance and other, net	371,544	371,603	—
Total	$8,592,011	$8,681,729	(1.0)
GROSS MARGIN %:
New vehicle retail sales	5.1	4.8
Used vehicle retail sales	6.9	7.2
Used vehicle wholesale sales	(1.2)	(0.3)
Total used	6.1	6.3
Parts and service	54.3	54.6
Finance, insurance and other, net	100.0	100.0
Total	15.5	15.1
GROSS PROFIT:
New vehicle retail sales	$237,915	$235,706	0.9
Used vehicle retail sales	152,960	154,958	(1.3)
Used vehicle wholesale sales	(3,120)	(834)	(274.1)
Total used	149,840	154,124	(2.8)
Parts and service	572,729	549,952	4.1
Finance, insurance and other, net	371,544	371,603	—
Total	$1,332,028	$1,311,385	1.6
UNITS SOLD:
Retail new vehicles sold	128,928	138,599	(7.0)
Retail used vehicles sold	104,451	103,151	1.3
Wholesale used vehicles sold	40,457	42,928	(5.8)
Total used	144,908	146,079	(0.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,385	$35,131	3.6
Used vehicle retail	$21,099	$20,896	1.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,845	$1,701	8.5
Used vehicle retail sales	1,464	1,502	(2.5)
Used vehicle wholesale sales	(77)	(19)	(305.3)
Total used	1,034	1,055	(2.0)
Finance, insurance and other, net (per retail unit)	$1,592	$1,537	3.6
OTHER:
SG&A expenses	$952,597	$939,535	1.4
Adjusted SG&A expenses (2)	$954,336	$936,378	1.9
SG&A as % revenues	11.1	10.8
Adjusted SG&A as % revenues (2)	11.1	10.8
SG&A as % gross profit	71.5	71.6
Adjusted SG&A as % gross profit (2)	71.6	71.4
Operating margin %	3.7	3.6
Adjusted operating margin % (2)	3.9	3.9
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$148,449	$149,465	(0.7)	21.3
Used vehicle retail sales	71,210	81,682	(12.8)	6.6
Used vehicle wholesale sales	20,106	22,014	(8.7)	11.8
Total used	91,316	103,696	(11.9)	7.7
Parts and service	22,209	25,199	(11.9)	7.7
Finance, insurance and other, net	6,508	6,706	(3.0)	18.0
Total	$268,482	$285,066	(5.8)	15.1
GROSS MARGIN %:
New vehicle retail sales	5.9	6.4
Used vehicle retail sales	5.2	5.1
Used vehicle wholesale sales	(2.2)	(3.2)
Total used	3.6	3.3
Parts and service	56.3	54.1
Finance, insurance and other, net	100.0	100.0
Total	11.6	11.7
GROSS PROFIT:
New vehicle retail sales	$8,814	$9,506	(7.3)	12.5
Used vehicle retail sales	3,718	4,172	(10.9)	8.9
Used vehicle wholesale sales	(447)	(699)	36.1	22.6
Total used	3,271	3,473	(5.8)	15.3
Parts and service	12,507	13,624	(8.2)	12.1
Finance, insurance and other, net	6,508	6,706	(3.0)	18.0
Total	$31,100	$33,309	(6.6)	13.7
UNITS SOLD:
Retail new vehicles sold	5,105	4,293	18.9
Retail used vehicles sold	3,448	3,211	7.4
Wholesale used vehicles sold	2,761	2,678	3.1
Total used	6,209	5,889	5.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,079	$34,816	(16.5)	2.0
Used vehicle retail	$20,653	$25,438	(18.8)	(0.7)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,727	$2,214	(22.0)	(5.4)
Used vehicle retail sales	1,078	1,299	(17.0)	1.4
Used vehicle wholesale sales	(162)	(261)	37.9	25.0
Total used	527	590	(10.7)	9.3
Finance, insurance and other, net (per retail unit)	$761	$894	(14.9)	3.6
OTHER:
SG&A expenses	$25,682	$27,223	(5.7)	15.1
Adjusted SG&A expenses (2)	$25,621	$27,223	(5.9)	14.9
SG&A as % revenues	9.6	9.5
Adjusted SG&A as % revenues (2)	9.5	9.5
SG&A as % gross profit	82.6	81.7
Adjusted SG&A as % gross profit (2)	82.4	81.7
Operating margin %	1.6	1.7
Adjusted operating margin % (2)	1.6	1.7

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$652,057	$641,888	1.6	14.5
Used vehicle retail sales	332,439	351,311	(5.4)	6.5
Used vehicle wholesale sales	90,468	100,706	(10.2)	1.1
Total used	422,907	452,017	(6.4)	5.3
Parts and service	98,273	102,183	(3.8)	8.5
Finance, insurance and other, net	25,694	24,117	6.5	20.3
Total	$1,198,931	$1,220,205	(1.7)	10.7
GROSS MARGIN %:
New vehicle retail sales	6.0	6.3
Used vehicle retail sales	5.3	5.2
Used vehicle wholesale sales	(0.1)	(1.1)
Total used	4.1	3.8
Parts and service	55.5	54.8
Finance, insurance and other, net	100.0	100.0
Total	11.4	11.3
GROSS PROFIT:
New vehicle retail sales	$39,241	$40,300	(2.6)	9.5
Used vehicle retail sales	17,514	18,335	(4.5)	7.4
Used vehicle wholesale sales	(100)	(1,083)	90.8	83.2
Total used	17,414	17,252	0.9	13.1
Parts and service	54,509	55,970	(2.6)	9.9
Finance, insurance and other, net	25,694	24,117	6.5	20.3
Total	$136,858	$137,639	(0.6)	12.0
UNITS SOLD:
Retail new vehicles sold	20,401	18,701	9.1
Retail used vehicles sold	14,861	14,074	5.6
Wholesale used vehicles sold	11,645	11,360	2.5
Total used	26,506	25,434	4.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,962	$34,324	(6.9)	4.9
Used vehicle retail	$22,370	$24,962	(10.4)	0.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,923	$2,155	(10.8)	0.4
Used vehicle retail sales	1,179	1,303	(9.5)	1.7
Used vehicle wholesale sales	(9)	(95)	90.5	83.6
Total used	657	678	(3.1)	8.5
Finance, insurance and other, net (per retail unit)	$729	$736	(1.0)	11.8
OTHER:
SG&A expenses	$106,551	$108,770	(2.0)	10.6
Adjusted SG&A expenses (2)	$105,929	$108,562	(2.4)	10.2
SG&A as % revenues	8.9	8.9
Adjusted SG&A as % revenues (2)	8.8	8.9
SG&A as % gross profit	77.9	79.0
Adjusted SG&A as % gross profit (2)	77.4	78.9
Operating margin %	2.1	2.0
Adjusted operating margin % (2)	2.2	2.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$72,232	$83,451	(13.4)	(25.6)
Used vehicle retail sales	21,742	19,498	11.5	(4.2)
Used vehicle wholesale sales	1,058	302	250.3	200.8
Total used	22,800	19,800	15.2	(1.1)
Parts and service	10,971	9,452	16.1	(0.4)
Finance, insurance and other, net	1,786	1,779	0.4	(13.9)
Total	$107,789	$114,482	(5.8)	(19.1)
GROSS MARGIN %:
New vehicle retail sales	6.1	6.4
Used vehicle retail sales	7.2	3.5
Used vehicle wholesale sales	4.9	7.3
Total used	7.1	3.5
Parts and service	45.2	40.0
Finance, insurance and other, net	100.0	100.0
Total	11.9	10.2
GROSS PROFIT:
New vehicle retail sales	$4,432	$5,365	(17.4)	(29.0)
Used vehicle retail sales	1,557	678	129.6	97.3
Used vehicle wholesale sales	52	22	136.4	98.5
Total used	1,609	700	129.9	97.3
Parts and service	4,954	3,783	31.0	12.6
Finance, insurance and other, net	1,786	1,779	0.4	(13.9)
Total	$12,781	$11,627	9.9	(5.6)
UNITS SOLD:
Retail new vehicles sold	2,253	3,269	(31.1)
Retail used vehicles sold	1,013	1,273	(20.4)
Wholesale used vehicles sold	326	216	50.9
Total used	1,339	1,489	(10.1)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,060	$25,528	25.6	8.0
Used vehicle retail	$21,463	$15,317	40.1	20.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,967	$1,641	19.9	3.0
Used vehicle retail sales	1,537	533	188.4	147.9
Used vehicle wholesale sales	160	102	56.9	31.5
Total used	1,202	470	155.7	119.4
Finance, insurance and other, net (per retail unit)	$547	$392	39.5	19.7
OTHER:
SG&A expenses	$11,409	$10,135	12.6	(3.4)
Adjusted SG&A expenses (2)	$11,409	$9,985	14.3	(2.0)
SG&A as % revenues	10.6	8.9
Adjusted SG&A as % revenues (2)	10.6	8.7
SG&A as % gross profit	89.3	87.2
Adjusted SG&A as % gross profit (2)	89.3	85.9
Operating margin %	(8.2)	(56.4)
Adjusted operating margin % (2)	1.0	1.2

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$276,791	$349,858	(20.9)	(16.9)
Used vehicle retail sales	76,063	75,658	0.5	5.8
Used vehicle wholesale sales	3,116	5,354	(41.8)	(34.4)
Total used	79,179	81,012	(2.3)	3.1
Parts and service	43,977	44,542	(1.3)	4.8
Finance, insurance and other, net	6,447	6,568	(1.8)	2.3
Total	$406,394	$481,980	(15.7)	(11.2)
GROSS MARGIN %:
New vehicle retail sales	5.9	6.7
Used vehicle retail sales	6.2	4.0
Used vehicle wholesale sales	6.2	7.3
Total used	6.2	4.2
Parts and service	39.6	42.8
Finance, insurance and other, net	100.0	100.0
Total	11.1	10.9
GROSS PROFIT:
New vehicle retail sales	$16,221	$23,419	(30.7)	(26.9)
Used vehicle retail sales	4,716	3,009	56.7	63.5
Used vehicle wholesale sales	192	390	(50.8)	(44.5)
Total used	4,908	3,399	44.4	51.1
Parts and service	17,398	19,050	(8.7)	(2.7)
Finance, insurance and other, net	6,447	6,568	(1.8)	2.3
Total	$44,974	$52,436	(14.2)	(9.4)
UNITS SOLD:
Retail new vehicles sold	9,518	12,434	(23.5)
Retail used vehicles sold	4,325	4,221	2.5
Wholesale used vehicles sold	1,086	1,214	(10.5)
Total used	5,411	5,435	(0.4)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,081	$28,137	3.4	8.6
Used vehicle retail	$17,587	$17,924	(1.9)	3.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,704	$1,883	(9.5)	(4.5)
Used vehicle retail sales	1,090	713	52.9	59.5
Used vehicle wholesale sales	177	321	(44.9)	(37.9)
Total used	907	625	45.1	51.7
Finance, insurance and other, net (per retail unit)	$466	$394	18.3	23.1
OTHER:
SG&A expenses	$43,393	$44,677	(2.9)	2.7
Adjusted SG&A expenses (2)	$43,119	$44,527	(3.2)	2.5
SG&A as % revenues	10.7	9.3
Adjusted SG&A as % revenues (2)	10.6	9.2
SG&A as % gross profit	96.5	85.2
Adjusted SG&A as % gross profit (2)	95.9	84.9
Operating margin %	(2.4)	(12.3)
Adjusted operating margin % (2)	0.2	1.4
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,428,167	$1,486,886	(3.9)	(2.4)
Used vehicle retail sales	625,832	628,231	(0.4)	1.7
Used vehicle wholesale sales	91,786	91,539	0.3	5.0
Total used	717,618	719,770	(0.3)	2.1
Parts and service	299,192	287,816	4.0	5.1
Finance, insurance and other, net	100,955	99,048	1.9	3.1
Total	$2,545,932	$2,593,520	(1.8)	(0.1)
GROSS MARGIN %:
New vehicle retail sales	5.5	5.3
Used vehicle retail sales	6.1	6.3
Used vehicle wholesale sales	(3.4)	(1.8)
Total used	4.9	5.3
Parts and service	53.6	53.8
Finance, insurance and other, net	100.0	100.0
Total	14.7	14.3
GROSS PROFIT:
New vehicle retail sales	$78,158	$78,599	(0.6)	1.0
Used vehicle retail sales	38,155	39,813	(4.2)	(2.6)
Used vehicle wholesale sales	(3,143)	(1,662)	(89.1)	(95.3)
Total used	35,012	38,151	(8.2)	(6.9)
Parts and service	160,353	154,723	3.6	5.0
Finance, insurance and other, net	100,955	99,048	1.9	3.1
Total	$374,478	$370,521	1.1	2.4
UNITS SOLD:
Retail new vehicles sold	39,123	41,737	(6.3)
Retail used vehicles sold	29,325	29,343	(0.1)
Wholesale used vehicles sold	13,177	13,171	—
Total used	42,502	42,514	—
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,505	$35,625	2.5	4.1
Used vehicle retail	$21,341	$21,410	(0.3)	1.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,998	$1,883	6.1	7.8
Used vehicle retail sales	1,301	1,357	(4.1)	(2.6)
Used vehicle wholesale sales	(239)	(126)	(89.7)	(95.2)
Total used	824	897	(8.1)	(6.9)
Finance, insurance and other, net (per retail unit)	$1,475	$1,393	5.9	7.1
OTHER:
SG&A expenses	$267,034	$276,247	(3.3)	(1.9)
Adjusted SG&A expenses (2)	$275,000	$275,255	(0.1)	1.4
SG&A as % revenues	10.5	10.7
Adjusted SG&A as % revenues (2)	10.8	10.6
SG&A as % gross profit	71.3	74.6
Adjusted SG&A as % gross profit (2)	73.4	74.3
Operating margin %	3.0	0.1
Adjusted operating margin % (2)	3.4	3.2

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$5,619,881	$5,860,855	(4.1)	(2.5)
Used vehicle retail sales	2,612,304	2,582,437	1.2	2.9
Used vehicle wholesale sales	364,271	384,969	(5.4)	(2.3)
Total used	2,976,575	2,967,406	0.3	2.2
Parts and service	1,197,195	1,153,365	3.8	5.1
Finance, insurance and other, net	403,685	402,288	0.3	1.2
Total	$10,197,336	$10,383,914	(1.8)	(0.1)
GROSS MARGIN %:
New vehicle retail sales	5.2	5.1
Used vehicle retail sales	6.7	6.8
Used vehicle wholesale sales	(0.8)	(0.4)
Total used	5.8	5.9
Parts and service	53.8	54.2
Finance, insurance and other, net	100.0	100.0
Total	14.8	14.5
GROSS PROFIT:
New vehicle retail sales	$293,377	$299,425	(2.0)	(0.1)
Used vehicle retail sales	175,190	176,302	(0.6)	0.7
Used vehicle wholesale sales	(3,028)	(1,527)	(98.3)	(102.1)
Total used	172,162	174,775	(1.5)	(0.2)
Parts and service	644,636	624,972	3.1	4.4
Finance, insurance and other, net	403,685	402,288	0.3	1.2
Total	$1,513,860	$1,501,460	0.8	2.1
UNITS SOLD:
Retail new vehicles sold	158,847	169,734	(6.4)
Retail used vehicles sold	123,637	121,446	1.8
Wholesale used vehicles sold	53,188	55,502	(4.2)
Total used	176,825	176,948	(0.1)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,379	$34,530	2.5	4.2
Used vehicle retail	$21,129	$21,264	(0.6)	1.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,847	$1,764	4.7	6.8
Used vehicle retail sales	1,417	1,452	(2.4)	(1.1)
Used vehicle wholesale sales	(57)	(28)	(103.6)	(110.9)
Total used	974	988	(1.4)	(0.1)
Finance, insurance and other, net (per retail unit)	$1,429	$1,382	3.4	4.4
OTHER:
SG&A expenses	$1,102,541	$1,092,982	0.9	2.4
Adjusted SG&A expenses (2)	$1,103,384	$1,089,467	1.3	2.8
SG&A as % revenues	10.8	10.5
Adjusted SG&A as % revenues (2)	10.8	10.5
SG&A as % gross profit	72.8	72.8
Adjusted SG&A as % gross profit (2)	72.9	72.6
Operating margin %	3.2	2.7
Adjusted operating margin % (2)	3.6	3.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$227,411	$240,001	(5.2)
Pre-tax adjustments:
Catastrophic events	—	(637)
Gain on real estate and dealership transactions	982	7,839
Severance costs	(1,837)	—
Legal settlements (4)	11,671	—
Adjusted SG&A (1)	$238,227	$247,203	(3.6)
SG&A AS % REVENUES:
Unadjusted	10.5	10.6
Adjusted (1)	11.0	10.9
SG&A AS % GROSS PROFIT:
Unadjusted	68.6	71.9
Adjusted (1)	71.9	74.0
OPERATING MARGIN %:
Unadjusted	3.8	2.9
Adjusted (1),(2)	3.8	3.4
PRETAX MARGIN %:
Unadjusted	2.7	1.9
Adjusted (1),(2)	2.6	2.3
SAME STORE SG&A RECONCILIATION:
As reported	$229,943	$238,889	(3.7)
Pre-tax adjustments:
Catastrophic events	—	(637)
Loss on real estate and dealership transactions	—	(205)
Severance costs	(1,837)	—
Legal settlements (4)	9,864	—
Adjusted Same Store SG&A (1)	$237,970	$238,047	—
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.6	10.9
Adjusted (1)	11.0	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	69.6	73.4
Adjusted (1)	72.0	73.1
SAME STORE OPERATING MARGIN %:
Unadjusted	3.7	2.8
Adjusted (1),(3)	3.8	3.5

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$965,139	$958,608	0.7
Pre-tax adjustments:
Catastrophic events	(5,873)	(1,588)
Gain on real estate and dealership transactions	2,838	8,891
Severance costs	(1,837)	—
Acquisition costs	(30)	—
Legal settlements (4)	11,671	(1,000)
Adjusted SG&A (1)	$971,908	$964,911	0.7
SG&A AS % REVENUES:
Unadjusted	11.0	10.8
Adjusted (1)	11.1	10.8
SG&A AS % GROSS PROFIT:
Unadjusted	71.2	71.6
Adjusted (1)	71.7	72.1
OPERATING MARGIN %:
Unadjusted	3.7	3.6
Adjusted (1),(2)	3.9	3.7
PRETAX MARGIN %:
Unadjusted	2.5	2.6
Adjusted (1),(2)	2.7	2.7
SAME STORE SG&A RECONCILIATION:
As reported	$952,597	$939,535	1.4
Pre-tax adjustments:
Catastrophic events	(5,873)	(1,588)
Loss on real estate and dealership transactions	(385)	(569)
Severance costs	(1,837)	—
Acquisition costs	(30)	—
Legal settlements (4)	9,864	(1,000)
Adjusted Same Store SG&A (1)	$954,336	$936,378	1.9
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.1	10.8
Adjusted (1)	11.1	10.8
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.5	71.6
Adjusted (1)	71.6	71.4
SAME STORE OPERATING MARGIN %:
Unadjusted	3.7	3.6
Adjusted (1),(3)	3.9	3.9

(1)
See the section of this release entitled "Non-GAAP Financial Measures " for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $9,406 and $21,794 for the three and twelve months ended December 31, 2016, respectively, and $18,197 and $18,983 for the three and twelve months ended December 31, 2015, respectively.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $9,344 and $21,653 for the three and twelve months ended December 31, 2016, respectively, and $15,749 and $16,535 for the three and twelve months ended December 31, 2015, respectively.

(4)	For the three months ended December 31, 2016, the Company recognized a net pre-tax gain related to a settlement with an OEM of $11.7 million ($9.9 million on a Same Store basis).

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$39,482	$27,191	45.2
Pre-tax adjustments:
Loss on real estate and dealership transactions	(223)	—
Severance costs	(122)	—
Adjusted SG&A (1)	$39,137	$27,191	43.9
SG&A AS % REVENUES:
Unadjusted	10.2	9.5
Adjusted (1)	10.1	9.5
SG&A AS % GROSS PROFIT:
Unadjusted	88.9	81.6
Adjusted (1)	88.1	81.6
OPERATING MARGIN %:
Unadjusted	0.8	1.7
Adjusted (1),(2)	0.9	1.7
PRETAX MARGIN %:
Unadjusted	0.2	1.3
Adjusted (1),(2)	0.3	1.3
SAME STORE SG&A RECONCILIATION:
As reported	$25,682	$27,223	(5.7)
Pre-tax adjustments:
Loss on real estate and dealership transactions	(61)	—
Adjusted Same Store SG&A (1)	$25,621	$27,223	(5.9)
SAME STORE SG&A AS % REVENUES:
Unadjusted	9.6	9.5
Adjusted (1)	9.5	9.5
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	82.6	81.7
Adjusted (1)	82.4	81.7
SAME STORE OPERATING MARGIN %:
Unadjusted	1.6	1.7
Adjusted (1),(3)	1.6	1.7

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$158,636	$108,719	45.9
Pre-tax adjustments:
Loss on real estate and dealership transactions	(223)	—
Severance costs	(122)	(208)
Acquisition costs	(561)	—
Adjusted SG&A (1)	$157,730	$108,511	45.4
SG&A AS % REVENUES:
Unadjusted	9.2	8.9
Adjusted (1)	9.2	8.9
SG&A AS % GROSS PROFIT:
Unadjusted	82.2	79.0
Adjusted (1)	81.7	78.8
OPERATING MARGIN %:
Unadjusted	1.6	2.0
Adjusted (1),(2)	1.7	2.0
PRETAX MARGIN %:
Unadjusted	1.1	1.5
Adjusted (1),(2)	1.1	1.6
SAME STORE SG&A RECONCILIATION:
As reported	$106,551	$108,770	(2.0)
Pre-tax adjustments:
Loss on real estate and dealership transactions	(61)	—
Severance costs	—	(208)
Acquisition costs	(561)	—
Adjusted Same Store SG&A (1)	$105,929	$108,562	(2.4)
SAME STORE SG&A AS % REVENUES:
Unadjusted	8.9	8.9
Adjusted (1)	8.8	8.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	77.9	79.0
Adjusted (1)	77.4	78.9
SAME STORE OPERATING MARGIN %:
Unadjusted	2.1	2.0
Adjusted (1),(3)	2.2	2.0

(1)
See the section of this release entitled "Non-GAAP Financial Measures " for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $201 for the three and twelve months ended December 31, 2016, respectively, and $333 for the twelve months ended December 31, 2015.

(3)	Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $333 for the twelve months ended December 31, 2015.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$12,178	$12,593	(3.3)
Pre-tax adjustments:
Loss on real estate and dealership transactions	—	(520)
Severance costs	—	(226)
Adjusted SG&A (1)	$12,178	$11,847	2.8
SG&A AS % REVENUES:
Unadjusted	10.6	10.2
Adjusted (1)	10.6	9.6
SG&A AS % GROSS PROFIT:
Unadjusted	90.6	97.9
Adjusted (1)	90.6	92.1
OPERATING MARGIN %
Unadjusted	(8.2)	(54.8)
Adjusted (1),(2)	0.8	0.6
PRETAX MARGIN %:
Unadjusted	(8.5)	(55.0)
Adjusted (1),(2)	0.5	0.3
SAME STORE SG&A RECONCILIATION:
As reported	$11,409	$10,135	12.6
Pre-tax adjustments:
Severance costs	—	(150)
Adjusted Same Store SG&A (1)	$11,409	$9,985	14.3
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.6	8.9
Adjusted (1)	10.6	8.7
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	89.3	87.2
Adjusted (1)	89.3	85.9
SAME STORE OPERATING MARGIN %:
Unadjusted	(8.2)	(56.4)
Adjusted (1),(3)	1.0	1.2

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$46,988	$53,506	(12.2)
Pre-tax adjustments:
Loss on real estate and dealership transactions	(372)	(520)
Severance costs	—	(226)
Foreign transaction tax	(274)	—
Adjusted SG&A (1)	$46,342	$52,760	(12.2)
SG&A AS % REVENUES:
Unadjusted	10.9	10.3
Adjusted (1)	10.8	10.2
SG&A AS % GROSS PROFIT:
Unadjusted	100.5	93.3
Adjusted (1)	99.2	92.0
OPERATING MARGIN %:
Unadjusted	(2.9)	(12.8)
Adjusted (1),(2)	(0.2)	0.6
PRETAX MARGIN %:
Unadjusted	(3.0)	(13.2)
Adjusted (1),(2)	(0.3)	0.1
SAME STORE SG&A RECONCILIATION:
As reported	$43,393	$44,677	(2.9)
Pre-tax adjustments:
Severance costs	—	(150)
Foreign transaction tax	(274)	—
Adjusted Same Store SG&A (1)	$43,119	$44,527	(3.2)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.7	9.3
Adjusted (1)	10.6	9.2
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	96.5	85.2
Adjusted (1)	95.9	84.9
SAME STORE OPERATING MARGIN %:
Unadjusted	(2.4)	(12.3)
Adjusted (1),(3)	0.2	1.4

(1)
See the section of this release entitled "Non-GAAP Financial Measures " for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $10,420 and $10,843 for the three and twelve months ended December 31, 2016, respectively, and $67,410 and $68,249 for the three and twelve months ended December 31, 2015, respectively.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $9,901 and $10,324 for the three and twelve months ended December 31, 2016, respectively, and $65,806 and $66,021 for the three and twelve months ended December 31, 2015, respectively.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended December 31,
	2016	2015	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported	$30,828	$(33,387)	192.3
Adjustments:
Catastrophic events
Pre-tax	—	637
Tax impact	—	(239)
Gain on real estate and dealership transactions
Pre-tax	(529)	(7,319)
Tax impact	264	2,962
Severance costs
Pre-tax	1,959	227
Tax impact	(710)	(7)
Legal settlements (4)
Pre-tax	(11,671)	—
Tax impact	4,359	—
Non-cash asset impairment
Pre-tax	19,797	85,607
Tax impact	(7,041)	(12,809)
Adjusted net income (1)	$37,256	$35,672	4.4
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$37,256	$35,672	4.4
Less: Adjusted earnings allocated to participating securities	1,477	1,344	9.9
Adjusted net income available to diluted common shares (1)	$35,779	$34,328	4.2
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.44	$(1.41)	202.1
After-tax adjustments:
Catastrophic events	—	0.02
Gain on real estate and dealership transactions	(0.01)	(0.18)
Severance costs	0.06	0.01
Legal settlements (4)	(0.34)	—
Non-cash asset impairment	0.59	3.07
Adjusted diluted income per share (1)	$1.74	$1.51	15.2
SG&A RECONCILIATION:
As reported	$279,071	$279,785	(0.3)
Pre-tax adjustments:
Catastrophic events	—	(637)
Gain on real estate and dealership transactions	759	7,318
Severance costs	(1,959)	(226)
Legal settlements (4)	11,671	—
Foreign transaction tax	—	—
Adjusted SG&A (1)	$289,542	$286,240	1.2

SG&A AS % REVENUES:
Unadjusted	10.4	10.5
Adjusted (1)	10.8	10.7
SG&A AS % GROSS PROFIT:
Unadjusted	71.7	73.6
Adjusted (1)	74.4	75.3
OPERATING MARGIN %:
Unadjusted	2.9	0.1
Adjusted (1),(2)	3.2	3.1
PRETAX MARGIN %:
Unadjusted	1.8	(0.8)
Adjusted (1),(2)	2.2	2.1
SAME STORE SG&A RECONCILIATION:
As reported	$267,034	$276,247	(3.3)
Pre-tax adjustments:
Catastrophic events	—	(637)
Loss on real estate and dealership transactions	(61)	(205)
Severance costs	(1,837)	(150)
Legal settlements (4)	9,864	—
Adjusted Same Store SG&A (1)	$275,000	$275,255	(0.1)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.5	10.7
Adjusted (1)	10.8	10.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.3	74.6
Adjusted (1)	73.4	74.3
SAME STORE OPERATING MARGIN %:
Unadjusted	3.0	0.1
Adjusted (1),(3)	3.4	3.2

	Twelve Months Ended December 31,
	2016	2015	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported	$147,065	$93,999	56.5
Adjustments:
Catastrophic events
Pre-tax	5,873	1,588
Tax impact	(2,207)	(597)
Gain on real estate and dealership transactions
Pre-tax	(1,530)	(8,372)
Tax impact	937	3,413
Severance costs
Pre-tax	1,959	435
Tax impact	(710)	(48)
Acquisition costs
Pre-tax	591	—
Tax impact	(11)	—
Legal settlements (4)
Pre-tax	(11,671)	1,000
Tax impact	4,359	(390)
Foreign transaction tax
Pre-tax	274	—
Tax impact	—	—
Non-cash asset impairment
Pre-tax	32,124	87,565
Tax impact	(11,676)	(13,143)
Foreign deferred income tax benefit
Pre-tax	—	—
Tax impact	(1,686)	—
Adjusted net income (1)	$163,691	$165,450	(1.1)
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$163,691	$165,450	(1.1)
Less: Adjusted earnings allocated to participating securities	6,537	6,338	3.1
Adjusted net income available to diluted common shares (1)	$157,154	$159,112	(1.2)
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$6.67	$3.90	71.0
After-tax adjustments:
Catastrophic events	0.17	0.04
Gain on real estate and dealership transactions	(0.03)	(0.21)
Severance costs	0.05	0.02
Acquisition costs including related tax impact	0.02	—
Legal settlements (4)	(0.33)	0.03
Foreign transaction tax	0.01	—
Non-cash asset impairment	0.93	3.09
Foreign deferred income tax benefit	(0.07)	—
Adjusted diluted income per share (1)	$7.42	$6.87	8.0

SG&A RECONCILIATION:
As reported	$1,170,763	$1,120,833	4.5
Pre-tax adjustments:
Catastrophic events	(5,873)	(1,588)
Gain on real estate and dealership transactions	2,243	8,372
Severance costs	(1,959)	(435)
Acquisition costs	(591)	—
Legal settlements (4)	11,671	(1,000)
Foreign transaction tax	(274)	—
Adjusted SG&A (1)	$1,175,980	$1,126,182	4.4
SG&A AS % REVENUES:
Unadjusted	10.8	10.5
Adjusted (1)	10.8	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	73.4	73.1
Adjusted (1)	73.7	73.4
OPERATING MARGIN %:
Unadjusted	3.1	2.6
Adjusted (1),(2)	3.4	3.4
PRETAX MARGIN %:
Unadjusted	2.1	1.7
Adjusted (1),(2)	2.3	2.5
SAME STORE SG&A RECONCILIATION:
As reported	$1,102,541	$1,092,982	0.9
Pre-tax adjustments:
Catastrophic events	(5,873)	(1,588)
Loss on real estate and dealership transactions	(446)	(569)
Severance costs	(1,837)	(358)
Acquisition costs	(591)	—
Legal settlements (4)	9,864	(1,000)
Foreign transaction tax	(274)	—
Adjusted Same Store SG&A (1)	$1,103,384	$1,089,467	1.3
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.8	10.5
Adjusted (1)	10.8	10.5
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.8	72.8
Adjusted (1)	72.9	72.6
SAME STORE OPERATING MARGIN %:
Unadjusted	3.2	2.7
Adjusted (1),(3)	3.6	3.5

(1)
See the section of this release entitled "Non-GAAP Financial Measures " for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $20,027 and $32,838 for the three and twelve months ended December 31, 2016, respectively, and $85,606 and $87,565 for the three and twelve months ended December 31, 2015, respectively.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $19,245 and $31,977 for the three and twelve months ended December 31, 2016, respectively, and $81,555 and $82,889 for the three and twelve months ended December 31, 2015, respectively.

(4)	For the three months ended December 31, 2016, the Company recognized a net pre-tax gain related to a settlement with an OEM of $11.7 million ($9.9 million on a Same Store basis).